Rule 497(e)
                                               File Nos. 033-00499 and 811-04417

                           CALIFORNIA INVESTMENT TRUST

                       Supplement dated September 11, 2003

                     To the Prospectus dated January 1, 2003


Effective August 22, 2003, Phillip McClanahan is the portfolio manager of the California Tax-Free Money Market Fund, the California Tax-Free Income Fund, and the California Insured Intermediate Fund.

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